UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-03627

Greenspring Fund, Incorporated
(Exact name of registrant as specified in charter)

2330 West Joppa Road, Suite 110
Lutherville, MD  21093-4641
(Address of principal executive offices) (Zip code)

Mr. Charles vK. Carlson, President
2330 West Joppa Road, Suite 110
Lutherville, MD  21093-4641
(Name and address of agent for service)

(410) 823-5353
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2022

Date of reporting period:  June 30, 2022

Item 1. Reports to Stockholders.

(a)

GREENSPRING FUND

SEMI-ANNUAL REPORT

JUNE 30, 2022

This report is intended for shareholders of
Greenspring Fund and may not be
used as sales literature unless preceded or
accompanied by a current prospectus.

Greenspring Fund

July 2022

Dear Fellow Shareholders:

During a very challenging market environment, Greenspring Fund’s (the “Fund”) investment approach helped insulate the Fund from the more extreme volatility experienced by many major equity and fixed income market indices. Throughout the first half of the year, mounting economic and geopolitical uncertainties, combined with rich asset valuations, higher inflation, and increasingly restrictive monetary policy, led to historic price declines in many market indices. For example, the S&P 500 experienced its worst first half of the year since 1970 (-20%) and the NASDAQ suffered its biggest loss since 2002 (-30%). Fixed income securities, in stark contrast to their reputation as safe havens, also suffered large losses, with the Bloomberg U.S. Aggregate Bond Index (the “Agg”, often considered the bond market equivalent of the S&P 500) dropping by more than 10%, its worst first half since the inception of the Index in 1975.

The equity markets are struggling to gauge the impact of myriad and sometimes conflicting economic and geopolitical uncertainties on corporate earnings and asset prices. The Federal Reserve (the “Fed”), in an aggressive effort to slow what has become persistently higher-than-expected inflation, is in the process of reversing the substantial monetary stimulus provided during the pandemic by raising the Federal Funds rate to the highest level seen in several years. The prospect of declining consumer purchasing power and increasing borrowing costs led investors to reexamine their expectations for economic activity and security valuations. The market volatility stemming from this shift in sentiment created a very uncomfortable environment for many. Through our years of investing, we have learned that when dealing with volatile markets, emotional responses can be detrimental to long-term performance. We strive to avoid the pitfalls of emotional investing and methodically take advantage of market turbulence in an effort to best position the Fund’s portfolio for the long term.

Greenspring Fund
Performance for the
Periods Ended June 30, 2022
Quarter	-10.39%
Year to Date	-12.37%
1 Year	-5.41%
3 Years*	6.76%
5 Years*	5.66%
10 Years*	6.48%
15 Years*	5.16%
20 Years*	6.70%
Since inception on 7/1/83*	8.87%
Expense Ratio**	1.10%

*	Annualized.
**	As stated in Prospectus dated 5-1-22. See note on last page of letter.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-366-3863 or by visiting www.greenspringfunds.com.

Fixed income markets also experienced significant volatility during the recent pullback, as bond investors weighed the combination of persistently high inflation and a more hawkish Fed against fears that higher interest rates could eventually cause a recession. The Fed grew increasingly concerned during the quarter after key inflation indicators came in hotter than expected. As a result, the Fed raised the Federal Funds rate by 50 basis points at its May meeting and another 75 basis points in June, with current expectations anticipating further significant Fed Funds rate increases in the second half of the year. During the quarter, the outlook for interest rates drove the yield on the 10-year Treasury from 2.34% to 3.01% (causing a 5.6% decline in price). Longer duration bonds suffered even greater price declines.

Greenspring Fund

INFLUENCES on FUND PERFORMANCE

Both the Fund’s equity and fixed income securities contributed to the negative performance during the second quarter, with the equity securities responsible for the large majority of the overall decline in value of the Fund’s assets. During some quarters, the Fund’s performance is heavily influenced by a few securities that experience significant price movements, but this quarter, the broad-based market decline and its corresponding impact on security prices across the portfolio was responsible for most of the downward pressure on valuations. While most of the securities held by the Fund experienced a drop in value as investor sentiment deteriorated significantly throughout the quarter, the majority of the equity securities declined less than the pullback in the S&P 500.

The individual securities that had the greatest influence on the Fund’s performance during the quarter, in order of magnitude, were the common shares of Alphabet Inc., Amazon.com, Ziff Davis, Johnson Controls and KBR, Inc.

Although very different companies, Alphabet and Ziff Davis both generate significant portions of their revenues and profits from digital advertising. Both companies are very profitable, generate tremendous amounts of free cash flow and are extremely well-positioned within their industry. First quarter earnings results and outlooks from both companies were quite good, but the share price of each company fell throughout the second quarter as investors grew increasingly wary of the possible impact of a slowing economy and geopolitical events on advertising budgets. We are confident that both companies will manage through any near-term weakness in advertising spending, remain very profitable and will use their strong balance sheets and free cash flow generation to enhance shareholder value by improving their existing businesses, making acquisitions and/or repurchasing shares.

Amazon is one of the world’s largest retailers through its online and physical stores. In addition, Amazon Web Services (“AWS”) is the world’s largest cloud computing platform, providing businesses, government agencies, and academic institutions with a wide array of services from its data centers around the globe. The share price of Amazon dropped during the quarter after the Company reported mixed quarterly results and indicated that near-term profits would be under pressure. Over the last two years, Amazon almost doubled its retail fulfillment network as it worked to meet the pandemic-induced demand surge. Recently, as retail demand returned to a more normal pace and shoppers returned, to some degree, to physical stores, Amazon found itself overstaffed and with excess physical fulfillment capacity. This, combined with inflationary pressures and higher fuel costs, hurt productivity and squeezed profit margins. As management refocuses on right-sizing its infrastructure for more normal demand patterns, we are confident that Amazon should start to see profits and free cash flow rebound over the next several quarters. Amazon remains a market leader in both e-commerce and public cloud, two businesses that continue to see positive secular market share shifts. In addition, with so much focus on the near-term retail challenges, we believe investors are significantly undervaluing the other parts of Amazon’s business, especially the fast-growing advertising unit and AWS.

PORTFOLIO ACTIVITY

The Fund’s largest equity purchase during the quarter was of shares of Cannae Holdings, a diversified holding

% of Net
Greenspring Fund	Assets
Top 10 Holdings	as of
6/30/22
Republic Services, Inc.	7.5%
KBR, Inc.	6.4%
Alphabet, Inc. – Class C	4.8%
T-Mobile, Inc.	3.7%
Primis Financial Corp.	3.4%
MYR Group, Inc.	3.2%
United Parcel Service, Inc. – Class B	3.0%
Ziff Davis, Inc.	3.1%
Visa, Inc. – Class A	2.5%
Cisco Systems, Inc.	2.5%

Greenspring Fund

company led by Bill Foley, a well-respected, experienced investor whose prior successes include investments in technology and data-driven financial services firms such as Fidelity National Financial and Black Knight, Inc. Cannae will often take a large ownership stake in another company, allowing it to significantly influence management and the strategic direction of the company. Our interest in Cannae is multifold. Currently, its largest investment is in the shares of another of the Fund’s holdings – Dun & Bradstreet, which is undergoing a strategic shift that we believe will result in higher profitability and a faster earnings growth rate. In addition, Cannae’s shares currently sell at a significant discount to the market value of its investment portfolio. By purchasing shares of Cannae, we were able buy Dun & Bradstreet, a company we find attractively valued, at a discount to its market price. If Dun & Bradstreet’s share price increases in value, the Fund, as a Cannae shareholder, should benefit. On the other hand, if other holdings within the Cannae portfolio appreciate in value, the Fund should also benefit. As a result of this discount, Cannae has recently been aggressively repurchasing shares of its stock, creating value for the remaining shareholders. If the market discount to the value of Cannae’s investment portfolio narrows over time, shareholders would benefit once again. We are excited by the many opportunities for the Fund to potentially profit from its investments in Cannae and Dun & Bradstreet.

The largest additions to existing equity positions include the purchase of shares of NextEra Energy and Levi Straus & Co., as we took advantage of price volatility during the quarter to add to the Fund’s holdings at what we considered attractive prices. On the sell-side, we exited the Fund’s position in Americold Realty Trust, as the company continued to struggle with a difficult operating environment, part of which is not within its control. We also reduced the positions in Republic Services, Owens Corning and United Parcel Service to manage position size and raise cash for additional opportunities.

With respect to the fixed income holdings, absolute yields and credit spreads moved markedly higher during the quarter. Consequently, the same type of short-duration, high yield bonds that the Fund has historically owned can now be purchased at significantly higher yields and wider spreads. The largest new fixed income purchases were  Change Healthcare 5.75% due 3/01/25, Consensus Cloud Solutions 6% due 10/15/26 and two convertible bonds – DigitalBridge Group 5% due 4/15/23 and Haemonetics 0% due 3/1/26. We are very excited to see more equity-like returns beginning to develop in the high-yield fixed income market.

OUTLOOK

For years, we have discussed the potential risks associated with the euphoria created by easy monetary policy and ultra-low interest rates. Investors, searching for aggressive returns and often overvaluing “growth at any price” companies, bid up certain sectors of the market to exorbitant levels. Watching the exuberance around high growth companies with little earnings was admittedly frustrating; however, the first half of 2022 reminds us of what often follows these types of markets. As in virtually every prior case of market excesses, the most inflated asset classes decline the most once uncertainty creeps back into the financial markets, while investors that maintained a more rationale discipline often weather the volatility far better. With the recent era of very low interest rates and easy money seemingly coming to an end, we are, not surprisingly, seeing the greatest declines in securities of companies that previously benefited the most.

Keeping a long-term perspective has been one of Greenspring Fund’s investment hallmarks. This can be particularly difficult during challenging markets when it is human nature to want to “cut and run.” But history has shown that trying to time the markets is a difficult proposition that most often leads to lower long-term returns. That does not mean, however, that a passive approach is the answer. Whenever there is market volatility, positive or negative, we take actions that we believe will improve the overall quality of the Fund’s portfolio. In the current market environment, we are continually looking for opportunities to capitalize on

Greenspring Fund

market volatility by trimming position sizes when prices strengthen and adding to positions on price weakness, while also searching for new long-term investments that may become available at what we consider to be attractive valuations. We continue to prioritize companies with secular or company-specific demand drivers and market-leading positions that should be in a position to better withstand general macroeconomic softness and maintain attractive relative profitability. Strong balance sheets and high free cash flow generation should help a capable management team create shareholder value from a position of relative strength, while their less financially robust competitors may struggle.

Greenspring Fund
Portfolio Allocation
as of June 30, 2022

As the third quarter begins to unfold, we continue to see what we believe are attractive opportunities in the short-duration, high-yield fixed income markets. The expectation for further increases in the Federal Funds rate, against a backdrop of growing signs of a slowing economy, is creating an environment where we have been able to add securities to the portfolio at substantially higher absolute yields and wider spreads than in recent years. We remain focused on bonds of businesses that we believe have balance sheet flexibility and the business strength capable of withstanding both a turbulent economy and continued turmoil in the capital markets.

We appreciate your confidence and investment in Greenspring Fund during this challenging market time. We hope you are enjoying your summer and we look forward to updating you on the Fund’s performance at the end of the third quarter.

Respectfully,

Charles vK. Carlson	Michael J. Fusting	Michael Goodman
Portfolio Manager	Co-Chief Investment Officer	Portfolio Manager
Co-Chief Investment Officer

**Total Annual Fund Operating Expenses for the Fund will not correlate to the Ratio of Expenses to Average Net Assets shown in the Fund’s most recent Annual Report and in the Financial Highlights section of the Prospectus, which reflects the operating expenses of the Fund and does not include acquired fund fees and expenses.

Mutual fund investing involves risk. Principal loss is possible. Small and mid-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. Investments by the Fund in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.

Opinions expressed are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security. Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Current and future portfolio holdings are subject to risk.

Greenspring Fund

Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Securities with a longer duration generally have more volatile prices than securities of comparable quality with a shorter duration. Free cash flow measures the cash generating capability of a company by adding certain non-cash charges (e.g. depreciation and amortization) to earnings and subtracting capital expenditures. Earnings growth is not a measure of future performance. The S&P 500 Index is a broad-based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. The Nasdaq Composite is a stock market index that includes almost all stocks listed on the Nasdaq stock exchange. The Bloomberg U.S. Aggregate Bond Index is a benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market and includes Treasuries, government-related and corporate securities, MBS, ABS, and CMBS. Index returns reflect the reinvestment of dividends and capital gains, if any, but do not reflect brokerage commissions or other expenses of investing. It is not possible to invest directly in an index.

Distributed by Quasar Distributors, LLC

Greenspring Fund

EXPENSE EXAMPLE For the Six Months Ended June 30, 2022 (Unaudited)

As a shareholder of Greenspring Fund, Incorporated (the “Fund”), you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, and other fund specific expenses. The expense example is intended to help the shareholder understand ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the most recent six-month period.

The Actual Expenses comparison provides information about actual account values and actual expenses. A shareholder may use the information in this line, together with the amount invested, to estimate the expenses paid over the period. A shareholder may divide his/her account value by $1,000 (e.g., an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses paid on his/her account during this period.

The Hypothetical Example for Comparison Purposes provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid for the period. A shareholder may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, a shareholder would compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemptions fees, or exchange fees. Therefore, the Hypothetical Example for Comparison Purposes is useful in comparing ongoing costs only, and will not help to determine the relevant total costs of owning different funds. In addition, if these transactional costs were included, shareholder costs would have been higher.

	Annualized	Beginning	Ending	Expenses Paid
	Net Expense Ratio	Account Value	Account Value	During Period
	6/30/22	1/1/22	6/30/22	1/1/22 – 6/30/22(1)
Actual Expenses(2)	1.07%	$1,000.00	$ 876.30	$4.98
Hypothetical Example
for Comparison Purposes
(5% return before expenses)	1.07%	$1,000.00	$1,019.49	$5.36

(1)	Expenses are equal to the Fund’s annualized net expense ratio, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.
(2)	Based on the actual returns of -12.37% for the six month-period ended June 30, 2022.

Greenspring Fund

SCHEDULE OF INVESTMENTS at June 30, 2022 (Unaudited)

	Shares/Units	Value
COMMON STOCKS: 80.6%

Apparel & Textiles: 2.0%
Levi Strauss & Co.	169,822	$2,771,495

Beverages – Soft: 0.4%
The Coca-Cola Company	8,046	506,174

Building Products: 0.9%
Owens Corning	16,459	1,223,068

Business Software & Services: 2.1%
Amdocs Limited#	19,629	1,635,292
Dun & Bradstreet Holdings, Inc.*	89,285	1,341,954
		2,977,246

Chemicals: 2.9%
DuPont de Nemours, Inc.	49,196	2,734,314
The Sherwin-Williams Company	6,102	1,366,299
		4,100,613

Commercial Banks & Thrifts: 7.6%
American National Bankshares, Inc.	35,987	1,245,510
OceanFirst Financial Corp.	47,753	913,515
Primis Financial Corp.	353,547	4,818,846
Shore Bancshares, Inc.	122,477	2,265,824
Western New England Bancorp, Inc.	8,226	61,366
WSFS Financial Corporation	33,726	1,352,075
		10,657,136

Commercial Services & Supplies: 2.4%
Johnson Controls International plc#	71,685	3,432,278

Computer Communications: 2.5%
Cisco Systems, Inc.	81,574	3,478,315

Diversified Financial Services: 0.4%
Cannae Holdings, Inc.*	28,822	557,417

Electrical Equipment & Instruments: 1.3%
Emerson Electric Co.	15,325	1,218,951
nVent Electric plc#	20,000	626,600
		1,845,551

Engineering & Construction: 5.7%
EMCOR Group, Inc.	33,710	3,470,781
MYR Group, Inc.*	51,291	4,520,276
		7,991,057

Exploration & Production: 2.0%
EOG Resources, Inc.	25,226	2,785,959

Healthcare Equipment & Supplies: 3.2%
Abbott Laboratories	10,500	1,140,825
Medtronic plc#	38,211	3,429,437
		4,570,262

Information Technology Services: 8.9%
KBR, Inc.	186,585	9,028,848
Visa, Inc. – Class A	17,947	3,533,585
		12,562,433

Insurance: 3.9%
Chubb Limited#	11,684	2,296,841
W.R. Berkley Corp.	47,610	3,249,858
		5,546,699

Internet Retail: 1.8%
Amazon.com, Inc.*	24,200	2,570,282

Investment Company: 3.3%
26 Capital Acquisition Corp. – Class A*	6,000	58,860
Accelerate Acquisition Corp. – Class A*	2,532	24,712
Adara Acquisition Corp. – Class A*	16,866	166,805
Adit EdTech Acquisition Corp. – Class A*	12,388	121,898
AF Acquisition Corp. – Class A*	5,800	56,492
Agile Growth Corp. – Class A*#	9,797	96,206
Apollo Strategic Growth Capital II*#@	5,000	49,275
B. Riley Principal 250
Merger Corp. – Class A*	28,384	276,744
Catalyst Partners
Acquisition Corp. – Class A*#	600	5,844
Clarim Acquisition Corp.*	1,000	9,820
Colombier Acquisition Corp. – Class A*@	11,105	107,941
Crown PropTech Acquisitions – Class A*#	5,800	57,130
EG Acquisition Corp. – Class A*	7,351	71,562
EQ Health Acquisition Corp.*@	5,000	46,925
European Biotech
Acquisition Corp. – Class A*#	300	2,934
Evo Acquisition Corp.*@	1,000	9,770
Fast Acquisition Corp. – Class A*	48,152	487,780
Fintech Evolution
Acquisition Group – Class A*#	2,200	21,560
Flame Acquisition Corp. – Class A*	58,990	577,512
G Squared Ascend II, Inc. – Class A*#	16,927	166,054
GigInternational 1, Inc.*	16,303	164,008
Glass Houses Acquisition Corp. – Class A*	13,623	133,642
Glenfarne Merger Corp. – Class A*	540	5,260
Goal Acquisitions Corp. – Class A*	41,096	402,741

The accompanying notes are an integral part of these financial statements.

Greenspring Fund

SCHEDULE OF INVESTMENTS at June 30, 2022 (Unaudited) (Con’t)

	Shares/Units	Value
COMMON STOCKS: 80.6% (Con’t)

Investment Company: 3.3% (Con’t)
Golden Arrow Merger Corp. – Class A*	11,002	$107,599
Kadem Sustainable Impact Corp. – Class A*	38,674	378,232
Live Oak Mobility Acquisition Corp.*	5,000	49,125
Logistics Innovation
Technologies Corp. – Class A*	6,589	64,045
M3-Brigade
Acquisition II Corp. – Class A*	7,410	72,692
Mason Industrial
Technology, Inc. – Class A*	500	4,890
Newbury Street Acquisition Corp.*	2,242	21,882
Noble Rock Acquisition Corp.*#	5,000	49,050
OmniLit Acquisition Corp.*	9,000	90,270
Osiris Acquisition Corp. – Class A*@	44,942	438,859
Post Holdings Partnering Corp. – Class A*	18,272	177,238
Skydeck Acquisition Corp. – Class A*#	4,600	44,804
SportsTek Acquisition Corp. – Class A*	2,100	20,538
Tailwind International Acquisition Corp.*#@	1,000	9,820
Tech and Energy
Transition Corp. – Class A*	500	4,890
Twin Ridge Capital
Acquisition Corp. – Class A*#@	500	4,907
		4,660,316

Lodging: 1.7%
Wyndham Hotels & Resorts, Inc.	36,748	2,415,079

Media & Entertainment: 7.8%
Alphabet, Inc. – Class C*	3,080	6,737,346
Ziff Davis, Inc.*	56,985	4,247,092
		10,984,438

Oil Refining & Marketing: 0.2%
Phillips 66	2,813	230,638

Pharmaceuticals: 1.2%
Johnson & Johnson	9,374	1,663,979

Real Estate Investment Trust: 1.3%
American Homes 4 Rent – Class A	52,619	1,864,817

Specialty Chemicals: 0.3%
International Flavors & Fragrances, Inc.	4,249	506,141

Specialty Insurance: 0.1%
Radian Group, Inc.	5,349	105,108

Transportation & Logistics: 3.0%
United Parcel Service, Inc. – Class B	23,402	4,271,801

Truck Dealerships: 1.0%
Rush Enterprises, Inc. – Class A	11,893	573,243
Rush Enterprises, Inc. – Class B	17,178	852,200
		1,425,443

Utilities: 1.5%
NextEra Energy, Inc.	26,555	2,056,950

Waste Management Services: 7.5%
Republic Services, Inc.	81,234	10,631,094

Wireless Telecommunication Services: 3.7%
T-Mobile USA, Inc.*	38,933	5,238,046

TOTAL COMMON STOCKS
(cost $68,086,405)		113,629,835

PREFERRED STOCKS: 1.6%

Oil & Gas Storage & Transportation: 1.6%
GasLog Partners LP, Series A, 8.625%#º	85,792	2,226,302

TOTAL PREFERRED STOCKS
(cost $1,705,781)		2,226,302

EXCHANGE TRADED FUNDS: 2.0%

Renewable Energy: 2.0%
Invesco Solar ETF*	40,986	2,925,991

TOTAL EXCHANGE TRADED FUNDS
(cost $1,372,240)		2,925,991

WARRANTS: 0.0%

Investment Company: 0.0%
Oyster Enterprises Acquisition Corp.*@
Expiration: December 2027,
Exercise Price: $11.50	10,000	1,243

TOTAL WARRANTS
(cost $5,025)		1,243

The accompanying notes are an integral part of these financial statements.

Greenspring Fund

SCHEDULE OF INVESTMENTS at June 30, 2022 (Unaudited) (Con’t)

	Principal	Value
CONVERTIBLE BONDS: 2.0%@

Commercial Banks & Thrifts: 0.0%
Hope Bancorp, Inc., 2.000%, 5/15/38	$96,000	$93,897

Consumer Finance: 0.4%
LendingTree, Inc., 0.500%, 7/15/25	787,000	534,373

Healthcare Equipment & Supplies: 0.3%
Haemonetics Corp., 0.000%, 3/1/26	500,000	393,762

Media & Entertainment: 0.7%
Ziff Davis, 1.750%, 11/1/26 144A	1,000,000	968,500

Real Estate Investment Trust: 0.6%
Blackstone Mortgage Trust, Inc.,
4.750%, 3/15/23	350,000	350,455
DigitalBridge Group, Inc.,
5.000%, 4/15/23	500,000	493,129
		843,584
TOTAL CONVERTIBLE BONDS
(cost $2,882,034)		2,834,116

CORPORATE BONDS: 10.2%@

Aerospace & Defense: 0.8%
TransDigm, Inc.
6.375%, 6/15/26	1,091,000	1,022,267
7.500%, 3/15/27	44,000	41,564
		1,063,831

Auto Components: 0.3%
Dana Financing Luxembourg,
5.750%, 4/15/25 #144A	180,000	172,182
The Goodyear Tire & Rubber Co.,
5.000%, 5/31/26	296,000	273,030
		445,212

Building Products: 0.2%
Griffon Corp., 5.750%, 3/1/28	369,000	335,997

Chemicals: 0.1%
The Scotts Miracle-Gro Company,
4.500%, 10/15/29	120,000	98,635

Commercial Services & Supplies: 0.2%
Stericycle, Inc., 5.375%, 7/15/24 144A	250,000	241,817

Consumer Finance: 0.4%
Credit Acceptance Corp.
5.125%, 12/31/24 144A	150,000	141,615
6.625%, 3/15/26	500,000	469,058
		610,673

Energy Midstream: 0.5%
Antero Midstream Partners LP/Antero
Midstream Finance Corp.,
7.875%, 5/15/26 144A	100,000	100,069
New Fortress Energy, Inc.,
6.750%, 9/15/25 144A	625,000	592,347
		692,416

Exploration & Production: 0.1%
PDC Energy, Inc., 5.750%, 5/15/26	80,000	74,776

Food & Staples Retailing: 0.4%
The Fresh Market, Inc.,
9.750%, 5/1/23 144A	245,000	245,000
Safeway, Inc., 7.450%, 9/15/27	273,000	276,448
		521,448

Healthcare Equipment & Supplies: 0.0%
Owens & Minor, Inc., 4.375%, 12/15/24	20,000	19,575

Healthcare Providers & Services: 0.3%
Encompass Health Corp., 5.750%, 9/15/25	243,000	238,953
Tenet Healthcare Corp., 4.625%, 7/15/24	250,000	240,279
		479,232

Healthcare Technology: 0.3%
Change Healthcare Holdings LLC/
Change Healthcare Finance, Inc.,
5.750%, 3/1/25 144A	410,000	401,632

Household & Personal Products: 0.4%
Spectrum Brands, Inc., 5.750%, 7/15/25	614,000	607,281

Leisure: 0.1%
Cedar Fair LP/Canada’s Wonderland Co./
Magnum Management Corp./
Millennium Op., 6.500%, 10/1/28	80,000	76,047

Lodging: 0.1%
Marriott Ownership Resorts, Inc.,
4.750%, 1/15/28	141,000	122,502

The accompanying notes are an integral part of these financial statements.

Greenspring Fund

SCHEDULE OF INVESTMENTS at June 30, 2022 (Unaudited) (Con’t)

	Principal	Value
CORPORATE BONDS: 10.2% (Con’t)

Machinery: 1.2%
EnPro Industries, Inc.,
5.750%, 10/15/26	$803,000	$776,393
Welbilt, Inc., 9.500%, 2/15/24	931,000	929,971
		1,706,364

Media & Entertainment: 1.3%
Cinemark USA, Inc.,
8.750%, 5/1/25 144A	500,000	505,750
iHeartCommunications, Inc.,
8.375%, 5/1/27	1,661,000	1,323,518
		1,829,268

Metals & Mining: 0.5%
Arconic Corp., 6.000%, 5/15/25 144A	40,000	39,112
Cleveland-Cliffs, Inc., 5.875%, 6/1/27	752,000	702,560
		741,672

Packaging & Containers: 0.2%
Crown Americas LLC/Crown Americas
Capital Corp. VI, 4.750%, 2/1/26	310,000	295,590

Real Estate Investment Trust: 0.5%
iStar, Inc.
4.750%, 10/1/24	325,000	306,483
5.500%, 2/15/26	100,000	94,265
MPT Operating Partnership LP/MPT
Finance Corp., 5.000%, 10/15/27	350,000	320,849
		721,597

Retail: 0.3%
Signet U.K. Finance plc,
4.700%, 6/15/24#	510,000	495,167

Software & Services: 0.4%
Consensus Cloud Solutions, Inc.,
6.000%, 10/15/26 144A	539,000	464,486
NortonLifeLock, Inc.,
5.000%, 4/15/25 144A	50,000	48,846
		513,332

Technology Hardware & Equipment: 0.2%
CDW LLC/CDW Finance Corp.,
3.250%, 2/15/29	290,000	244,922

Telecommunication Services: 0.2%
Level 3 Financing, Inc.
5.375%, 5/1/25	111,000	107,728
5.250%, 3/15/26	250,000	236,127
		343,855

Trading Companies & Distributors: 0.3%
United Rentals North America, Inc.,
3.875%, 11/15/27	500,000	465,895

Utilities: 0.9%
NextEra Energy Operating Partners LP,
4.250%, 7/15/24 144A	409,000	391,945
NRG Energy, Inc.
6.625%, 1/15/27	164,000	160,899
5.750%, 1/15/28	718,000	653,940
		1,206,784
TOTAL CORPORATE BONDS
(cost $15,562,106)		14,355,520

The accompanying notes are an integral part of these financial statements.

Greenspring Fund

SCHEDULE OF INVESTMENTS at June 30, 2022 (Unaudited) (Con’t)

	Shares	Value
SHORT-TERM INVESTMENTS: 3.8%

Money Market Funds: 3.8%^
First American Treasury
Obligations Fund, Class X, 1.312%º	5,295,895	$5,295,895
TOTAL SHORT-TERM INVESTMENTS
(cost $5,295,895)		5,295,895
TOTAL INVESTMENTS IN SECURITIES
(cost $94,909,486): 100.2%		141,268,902
Other Assets and Liabilities: (0.2)%		(322,057)
NET ASSETS: 100.0%		$140,946,845

*	Non-income producing security.
#	U.S. security of foreign issuer.
144A
Securities purchased pursuant to Rule 144A of the Securities Act of 1933, as amended, and may be sold only to “qualified institutional buyers.” These securities have been deemed to be liquid by the Fund’s adviser under the supervision of the Board of Directors. As of June 30, 2022, the value of these investments was $4,313,301 or 3.1% of total net assets.

^	Rate shown is the 7-day effective yield at June 30, 2022.
º	The coupon rate shown on variable rate securities represents the rates at June 30, 2022.
@	Level 2 Securities.

The accompanying notes are an integral part of these financial statements.

Greenspring Fund

STATEMENT OF ASSETS AND LIABILITIES at June 30, 2022 (Unaudited)

ASSETS
Investments in securities, at value (cost $94,909,486)	$141,268,902
Receivables:
Dividends and interest	420,493
Securities sold	332,745
Fund shares sold	500
Prepaid expenses	40,527
Total assets	142,063,167

LIABILITIES
Payables:
Securities purchased	817,454
Fund shares redeemed	151,045
Due to affiliate (Note 5)	92,441
Accrued expenses	55,382
Total liabilities	1,116,322

NET ASSETS	$140,946,845

Capital shares issued and outstanding (60,000,000 shares authorized, $0.01 par value)	6,122,607

Net asset value, offering and redemption price per share	$23.02

COMPONENTS OF NET ASSETS
Capital stock at par value	$61,226
Paid-in capital	86,941,279
Distributable earnings	53,944,340
NET ASSETS	$140,946,845

The accompanying notes are an integral part of these financial statements.

Greenspring Fund

STATEMENT OF OPERATIONS For the Six Months Ended June 30, 2022 (Unaudited)

INVESTMENT INCOME
Income
Dividends (net of foreign withholding taxes of $1,441)	$1,196,438
Interest	392,746
Total income	1,589,184

Expenses
Advisory fees (Note 5)	581,630
Administration fees	39,991
Sub transfer agent fees	30,248
Transfer agent fees	28,353
Administration fees – Corbyn (Note 5)	22,631
Directors fees	22,314
Fund accounting fees	20,368
Blue sky fees	18,601
Legal fees	15,598
Audit fees	14,629
Insurance fees	14,112
Reports to shareholders	9,506
Miscellaneous fees	6,993
Custody fees	6,922
Total expenses	831,896
Net investment income	757,288

NET REALIZED AND CHANGE IN NET UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on sale of investments	4,789,721
Change in net unrealized depreciation on investments	(26,188,512)
Net realized and change in net unrealized loss on investments	(21,398,791)
Net decrease in net assets resulting from operations	$(20,641,503)

The accompanying notes are an integral part of these financial statements.

Greenspring Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended	Year Ended
	June 30, 2022#	December 31, 2021
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$757,288	$637,858
Net realized gain on sale of investments	4,789,721	10,252,564
Change in net unrealized appreciation (depreciation) on investments	(26,188,512)	25,597,662
Net increase (decrease) in net assets resulting from operations	(20,641,503)	36,488,084

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)
Total distributions to shareholders	—	(12,760,256)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived
from net change in outstanding shares(a)	(11,183,875)	10,317,757

Total increase (decrease) in net assets	(31,825,378)	34,045,585

NET ASSETS
Beginning of period	172,772,223	138,726,638
End of period	$140,946,845	$172,772,223

(a)	A summary of capital share transactions is as follows:

	Six Months Ended		Year Ended
	June 30, 2022#		December 31, 2021
	Shares	Value	Shares	Value
Shares sold	158,942	$4,007,224	1,181,493	$30,616,960
Shares issued in reinvestment of distributions	—	—	476,226	12,308,857
Shares redeemed	(613,528)	(15,191,099)	(1,284,675)	(32,608,060)
Net increase (decrease)	(454,586)	$(11,183,875)	373,044	$10,317,757

#	Unaudited.

The accompanying notes are an integral part of these financial statements.

Greenspring Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period

	Six Months
	Ended
	June 30,		Year Ended December 31,
	2022#		2021	2020	2019	2018	2017
Net asset value, beginning of period	$26.27		$22.36	$22.13	$19.77	$24.33	$24.77

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.12		0.10	0.30	0.30	0.40	0.41
Net realized and unrealized gain (loss) on investments	(3.37)		5.83	0.47	3.80	(2.78)	1.50
Total from investment operations	(3.25)		5.93	0.77	4.10	(2.38)	1.91

LESS DISTRIBUTIONS:
From net investment income	—		(0.11)	(0.33)	(0.35)	(0.39)	(0.43)
From net realized gain	—		(1.91)	(0.21)	(1.39)	(1.79)	(1.92)
Total distributions	—		(2.02)	(0.54)	(1.74)	(2.18)	(2.35)
Net asset value, end of period	$23.02		$26.27	$22.36	$22.13	$19.77	$24.33
Total return	(12.37	%)^	26.83%	3.78%	20.86%	(10.15%)	7.82%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (millions)	$140.9		$172.8	$138.7	$192.2	$203.6	$272.6
Ratio of expenses to average net assets	1.07	%+	1.07%	1.12%	1.04%	1.01%	0.98%
Ratio of net investment income to average net assets	0.98	%+	0.40%	1.45%	1.29%	1.60%	1.53%
Portfolio turnover rate	6	%^	29%	31%	13%	30%	40%

#	Unaudited.
^	Not Annualized.
+	Annualized.

The accompanying notes are an integral part of these financial statements.

Greenspring Fund

NOTES TO FINANCIAL STATEMENTS June 30, 2022 (Unaudited)

Note 1 – Significant Accounting Policies

Greenspring Fund, Incorporated (the “Fund”) is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is organized as a Maryland corporation and commenced operations on July 1, 1983. Corbyn Investment Management, Inc. (the “Adviser” or “Corbyn”) is the Fund’s investment adviser.

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard codification topic 946 “Financial Services – Investment Companies.”

Investment transactions and related investment income – Investment transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date and interest income, including amortization of premiums and accretion of discounts, is recorded on the accrual basis using the effective interest method. Dividends determined to be a return of capital are recorded as a reduction of the cost basis of the security. Realized gains and losses from investment transactions are reported on an identified cost basis.

Valuation of Investments – Generally, the Fund’s investments are valued at market value. Equity securities traded on a principal stock exchange are valued at the last quoted sale price. Equity securities traded on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price (“NOCP”) provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the “inside” bid and asked prices (the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. Equity securities that are not traded on a principal exchange or NASDAQ are valued at the last sale price in the over-the- counter market. In the absence of a last sale price or official closing price, or if there is no trading in a security on a business day, the security will be valued at the mean between its closing bid and asked prices obtained from sources Corbyn deems appropriate pursuant to policies and procedures approved by the Board.

Investments in mutual funds, including money market funds, are valued at the mutual fund’s closing NAV per share on the day of valuation. The prospectuses for such investment companies contain information on those investment companies’ valuation procedures and the effects of fair valuation.

Short-term debt instruments, including commercial paper or U.S. Treasury bills, having a maturity of 60 days or less may be valued at amortized cost, which approximates fair value. Amortized cost will not be used if its use would be inappropriate due to credit or other impairments of the issuer.

Debt securities, such as corporate or convertible bonds, including those having a maturity or an announced call within 60 days, are generally traded in the over-the-counter market. These securities are valued at prices obtained from an independent pricing service, which may consider the yield or price of bonds of similar quality, coupon, maturity and

Greenspring Fund

NOTES TO FINANCIAL STATEMENTS June 30, 2022 (Unaudited) (Con’t)

type, as well as prices supplied by dealers who make markets in such securities. In the absence of a price from a pricing service, or if a quotation does not appear to accurately reflect the current value of a security, debt securities are valued at the mean of the closing bid and asked prices from sources Corbyn deems appropriate pursuant to policies and procedures approved by the Board.

Any securities for which market quotations are not readily available, the above valuation procedures are not appropriate, or do not appear to accurately reflect the current value of the security, are valued at fair value as determined in good faith by Corbyn pursuant to policies and procedures approved by the Board.

In determining fair value, Corbyn, as directed by the Board, considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

The Fund has adopted fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various input and valuation techniques used in measuring fair value. Fair value inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the security, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the security, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the security, and which would be based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in these securities. The following is a summary of the inputs used to value the Fund’s net assets as of June 30, 2022:

	Quoted Prices	Significant Other	Significant
	in Active	Observable	Unobservable	Carrying Value,
	Market	Inputs	Inputs	at June 30, 2022
	Level 1	Level 2	Level 3	Total
Common Stocks*	$112,962,338	$667,497	$—	$113,629,835
Preferred Stocks*	2,226,302	—	—	2,226,302
Exchange Traded Funds*	2,925,991	—	—	2,925,991
Warrants*	—	1,243	—	1,243
Convertible Bonds*	—	2,834,116	—	2,834,116
Corporate Bonds*	—	14,355,520	—	14,355,520
Short-Term Investments	5,295,895	—	—	5,295,895
Total	$123,410,526	$17,858,376	$—	$141,268,902

*	See Schedule of Investments for industry breakdown.

Greenspring Fund

NOTES TO FINANCIAL STATEMENTS June 30, 2022 (Unaudited) (Con’t)

The Fund did not have any Level 3 securities during the period ended June 30, 2022.

Dividends and distributions to stockholders – The Fund records dividends and distributions to shareholders on the ex-dividend date.

Risk of loss arising from indemnifications – In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Note 2 – Dividends and Distributions

The Fund’s policy is to declare dividends from net investment income and distributions from net realized gains as determined in accordance with the Internal Revenue Code which may differ from GAAP. Accordingly, periodic reclassifications are made within the portfolio’s capital accounts to reflect income and gains available for distribution under income tax regulations.

On July 14, 2021 an income dividend of $0.04 and a long-term capital gains distribution of $0.6398 per share was declared, payable on July 15, 2021, to shareholders of record on July 13, 2021. Additionally, on December 15, 2021, an income dividend of $0.069, a short-term capital gains distribution of $0.1085 and a long-term capital gains distribution of $1.162 per share was declared, payable on December 16, 2021 to shareholders of record on December 14, 2021. The tax character of distributions paid during the six months ended June 30, 2022 and the year ended December 31, 2021 were as follows:

Distributions paid from:	June 30, 2022	December 31, 2021
Ordinary income	$—	$1,376,622
Long-term capital gain	$—	$11,383,634

These dividends are either distributed to shareholders or reinvested in the Fund as additional shares issued to shareholders. For those shareholders reinvesting the dividends, the number of shares issued is based on the net asset value per share as of the close of business on the ex-dividend date.

The Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended December 31, 2021.

Note 3 – Purchases and Sales of Investments

For the six months ended June 30, 2022, purchases and sales of investments, other than short-term investments, aggregated $9,219,996 and $19,625,015, respectively. There were no purchases or sales of U.S. government securities for the Fund.

Note 4 – Federal Income Taxes

The Fund’s policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income. Therefore, no federal income tax provision is required.

Greenspring Fund

NOTES TO FINANCIAL STATEMENTS June 30, 2022 (Unaudited) (Con’t)

As of, and during, the year ended December 31, 2021, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold would be recorded as a tax benefit or expense in the current year. Generally, tax authorities can examine tax returns filed for all open tax years (2018-2021).

Required Fund distributions are based on income and capital gain amounts determined in accordance with federal income tax regulations, which differ from net investment income and realized gains recognized for financial reporting purposes.

Accordingly, the composition of net assets and distributions on a tax basis may differ from those reflected in the accompanying financial statements. As of December 31, 2021, the Fund’s most recently completed year end, the components of distributable earnings on a tax basis were as follows:

Cost of investments	$99,935,401
Gross tax unrealized appreciation	72,789,763
Gross tax unrealized depreciation	(392,866)
Net tax unrealized appreciation	72,396,897
Undistributed ordinary income	124,238
Undistributed long-term capital gain	2,064,708
Total distributable earnings	2,188,946
Other accumulated gains/losses	—
Total accumulated earnings	$74,585,843

Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2021, the Fund did not have any reclassifications between paid in capital and distributable earnings.

As of December 31, 2021, the Fund did not have a post-October capital loss or a capital loss carryforward.

Note 5 – Transactions with Affiliated Parties

Under an advisory agreement between the Fund and Corbyn, the Fund pays Corbyn a fee of 0.75% of the first $250 million of average daily net assets, 0.70% of average daily net assets between $250 million and $500 million and 0.65% of average daily net assets in excess of $500 million, which is computed daily and paid monthly. For the six months ended June 30, 2022, the Fund incurred $581,630 in advisory fees.

The Fund has also entered into a Services Agreement with Corbyn to provide various administrative services. As compensation, the Fund pays Corbyn a fee of $2,500 per month plus 0.01% of average daily net assets, which is computed daily and paid monthly. For the six months ended June 30, 2022, the Fund incurred $22,631 in administrative fees to Corbyn.

At June 30, 2022, investors for whom Corbyn was investment adviser held 736,758 shares of the Fund.

Greenspring Fund

NOTES TO FINANCIAL STATEMENTS June 30, 2022 (Unaudited) (Con’t)

Note 6 – COVID-19

U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including the impact of COVID-19 as a global pandemic, which has resulted in a public health crisis, disruptions to business operations and supply chains, stress on the global healthcare system, growth concerns in the U.S. and overseas, staffing shortages and the inability to meet consumer demand, and widespread concern and uncertainty. The global recovery from COVID-19 is proceeding at slower than expected rates due to the emergence of variant strains and may last for an extended period of time. Continuing uncertainties regarding interest rates, rising inflation, political events, rising government debt in the U.S. and trade tensions also contribute to market volatility. As a result of continuing political tensions and armed conflicts, including the war between Ukraine and Russia, the U.S. and the European Union imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so.

Note 7 – Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of June 30, 2022, no individuals or entities, for the benefit of their customers, owned more than 25% of the outstanding shares of the Fund. Shareholders with a controlling interest could affect the outcome of proxy voting or direction of management of the Fund.

Note 8 – Subsequent Events

On July 13, 2022 an income dividend of $0.15 per share, short-term capital gain distribution of $0.00434 per share and long-term capital gain distribution of $0.34236 per share was declared, payable on July 14, 2022, to shareholders of record on July 12, 2022.

Management has evaluated other events and transactions occurring after June 30, 2022 through the date that the financial statements were issued, and has determined that no additional disclosure in the financial statements is required.

Greenspring Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

Continuance of the Investment Advisory Agreement (the “Agreement”) must be considered annually by the directors of the Fund who are not parties to the Agreement or “interested persons” of any such party (as defined in the 1940 Act) (the “Independent Directors”). In order for continuance to be approved, a majority of the Independent Directors must vote for such approval at an in-person meeting called for this purpose.

The Board of Directors (the “Board”), including a majority of the Independent Directors, approved the continuance of the Agreement most recently during a virtual meeting (allowed under the Securities and Exchange Commission’s order dated June 19, 2020) in February 2022. To assist the Directors in their evaluation of the Agreement, the Board was supplied with information by the Adviser in advance of the meeting. After a detailed presentation by the Adviser, during which the written materials were reviewed and questions from the Board were answered, the Independent Directors met separately to consider the approval of the Agreement. The Board as a whole, and the Independent Directors voting separately, then approved the continuation of the Agreement as being in the best interest of the Fund. In considering the Agreement, the Board did not identify any particular overriding factor, but considered all the information available.

Below is a summary of the primary factors considered by the Board and the conclusions thereto that formed the basis for the Board approving the continuance of the Agreement:

1.
The nature, extent, and quality of the services to be provided by the Adviser under the Agreement. The Board considered the nature, extent and quality of the services provided by the Adviser. The Board reviewed the qualifications, experience and tenure of the Fund’s portfolio manager, management, and other key personnel of the Adviser involved in the day-to-day activities of the Fund. The Board considered the Adviser’s resources and compliance structure. The Board reviewed the compliance program of the Adviser and the qualifications and experience of the CCO of both the Adviser and the Fund, as well as the Adviser’s compliance record and the Adviser’s oversight of the Fund’s third-party service providers. The Board also reviewed the Adviser’s management of the Fund’s working relationship with third-party service providers. Additionally, the Board discussed the Adviser’s resources to market the Fund and efforts taken to maintain and grow Fund assets to benefit shareholders. The Board concluded that the Adviser had sufficient quality and depth of personnel, resources, investment research, compliance policies and procedures to perform its duties under the Advisory Agreement and that the nature, overall quality, and extent of the management services were satisfactory and reliable.

2.
The Fund’s historical investment performance. The Board considered the Fund’s investment performance. The Board discussed the short- and long-term investment performance of the Fund on an absolute basis and compared to peer funds, category benchmarks, relative market indices and major market indices. The Board noted that for the year ended December 31, 2021, the Fund’s one-year returns compared favorably to that of the average performance of its peer funds, category benchmarks and other relative market indices. As part of its analysis of investment performance, the Board considered the Fund’s investment objective, market conditions, consistency of returns and level of risk taken as well as the Fund’s portfolio management presentations and the detailed information relating to the Fund’s portfolio and performance presented at its quarterly meetings. The Board concluded that the Fund’s investment performance was satisfactory, given various market conditions, the levels of risk taken, consistency of returns and the Fund’s long-term, as well as short-term performance objective.

Greenspring Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Con’t)

3.
The costs of the services to be provided by the Adviser and the structure of the Adviser’s fees under the Advisory Agreement. The Board considered the costs of services provided by the Adviser and the structure of the Adviser’s fees under the Advisory Agreement. The Board reviewed a presentation prepared by the Adviser, as well as two independent analyses prepared by the Fund’s third-party service provider comparing the Fund to a group of peer funds, which were similar in asset size, operating and expense structures. The Board also considered that the Adviser had consistently maintained a reasonable annual total expense ratio without waiving and/or reimbursing any Fund fees or expenses per the analysis. The Board also considered the fact that the Adviser pays all fees charged by the distributor out of its own assets and no fees were paid by the Fund. Additionally, the Board discussed the services the Adviser provides to separately managed accounts and considered how those services differ from the services provided to the Fund. Upon consideration of the reports provided and other factors discussed, the Board concluded that the fee structure of the Advisory Agreement was fair and reasonable.

4.
Economies of scale. The Board considered the economies of scale realized due to the size of the Fund. The Board noted that the Advisory Agreement’s fee schedule includes breakpoints at net asset levels of $250 million and $500 million, whereby the advisory fee paid by the Fund decrease as asset levels increase.

5.
Costs of services provided and profits to be realized by the Adviser. The Board also discussed the profitability of the Advisory Agreement to the Adviser. The Board concluded that the level of the Adviser’s profitability was reasonable and adequate to support the services being provided to the Fund and its shareholders.

6.
Other factors and considerations. The Board discussed the other benefits to the Adviser from serving as the investment adviser to the Fund, including other services provided by the Adviser to the Fund throughout the year. The Board considered the Adviser’s receipt of brokerage and research services in exchange for soft dollar commissions paid by the Fund and how those brokerage and research services benefited the Fund and its shareholders.

Greenspring Fund

NOTICE TO SHAREHOLDERS June 30, 2022 (Unaudited)

Tax Information
For the year ended December 31, 2021, certain dividends paid by the Fund may be reported as qualified dividend income (QDI) and may be eligible for taxation at capital gains rates. The percentage of dividends declared from ordinary income designated as QDI was 99.76%.

For corporate shareholders in the Fund, the percentage of ordinary dividend income distributed for the year ended December 31, 2021, which is designated as qualifying for the dividends-received deduction, is 86.67%.

For foreign shareholders in the Fund, for the year ended December 31, 2021, 28.88% of the ordinary distributions paid qualify as interest-related dividends under the Internal Revenue Code Section 871(k)(1)(c), and 49.98% of the ordinary income distributions are designated as short-term capital gain distributions under Internal Revenue Code Section  871(k)(2)(c).

Proxy Voting Policies and Proxy Voting Record
The Fund’s proxy voting policies and procedures, as well as its proxy voting record for the most recent 12-month period ended June 30, are available without charge, upon request, by contacting the Fund at (800) 366-3863 or info@greenspringfund.com. The Fund will send the information within three business days of receipt of the request, by first class mail or other means designed to ensure equally prompt delivery. The Fund’s proxy voting record is also available on the U.S. Securities and Exchange Commission’s website at www.sec.gov.

Form N-Port Part F Holdings Information
The Fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission for the first and third quarter of each fiscal year on Part F of Form N-PORT. The Fund’s Part F of Form N-PORT is available on the Commission’s website at www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling   (800) SEC-0330.

Reports and Householding
We will mail only one physical copy of the Fund’s Summary Prospectus and each Annual and Semi-Annual Report to those addresses that have made such elections in accordance with Rule 30e-3 and shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at (800) 366-3863. We will begin sending you individual copies 30 days after receiving your request.

The Fund’s Summary Prospectus, Prospectus, Statement of Additional Information, Annual Report, and Semi-Annual Report, along with its first and third quarter portfolio holdings, are available on the Fund’s website at www.greenspringfunds.com.

Greenspring Fund

PRIVACY POLICY June 30, 2022 (Unaudited)

Greenspring Fund recognizes that individuals expect an exceptional level of privacy in their financial affairs. The Fund assures the confidentiality of personal information provided to it.

The information we collect is limited to what the Fund believes is necessary or useful to conduct its business; administer your records, accounts and funds; to comply with laws and regulations; and to help us design or improve products and services. The Fund collects non-public personal information about you from information it receives from you on applications or other forms or through its website, as well as from information about your transactions with the Fund.

Some of this information may be disclosed to the Fund’s investment adviser, but not for marketing solicitation, as well as non-affiliated third parties who provide non-financial services to the Fund such as its Transfer Agent, in order to administer customer accounts and mail transaction confirmations and tax forms, and the mailing house the Fund utilizes for mailing shareholder reports. Such information may also be disclosed to a non-affiliated third party engaged to provide fund accounting and administrative services to us. Disclosing this information enables us to meet shareholders’ financial needs and regulatory requirements. These third parties act on our behalf and are obligated to keep the information we provide to them confidential and to use the information only for the purposes authorized. The Fund does not disclose any non-public personal information about you or former shareholders to anyone, except as permitted by law.

To protect your non-public personal information, the Fund permits access to it only by authorized employees and maintains security practices to safeguard your information.

If you have any questions regarding our Privacy Policy, please contact us at 1-800-366-3863 or greenspring@greenspringfund.com. Thank you.

This Privacy Policy is not part of the Semi-Annual Report.

Greenspring Fund

Performance Since Inception on
July 1, 1983 through June 30, 2022
(Unaudited)

HOW $10,000 INVESTED ON 7/1/83 WOULD HAVE GROWN*

*
Figures include changes in principal value, reinvested dividends and capital gains distributions. Past expense limitations increased the Fund’s return. This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund since inception through June 30, 2022. The total value of $275,022 assumes the reinvestment of dividends and capital gains, but does not reflect the effect of any redemption fees (the Fund no longer imposes a redemption fee effective May 1, 2018). This chart does not imply any future performance.

Average annual total returns for the one, three, five, ten year and since inception periods ended June 30, 2022 were -5.41%, 6.76%, 5.66%, 6.48% and 8.87%, respectively. Average annual returns for more than one year assume a compounded rate of return and are not the Fund’s year-by-year results, which fluctuated over the periods shown. Returns do not reflect taxes that shareholders may pay on Fund distributions or redemption of Fund shares.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than thier original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-366-3863 or by visiting www.greenspringfunds.com.

Greenspring Fund
2330 West Joppa Road, Suite 110
Lutherville, MD 21093
(410) 823-5353
(800) 366-3863
www.greenspringfunds.com

DIRECTORS
Charles vK. Carlson, Chairman
William E. Carlson
David T. Fu
Sean T. Furlong
Michael J. Fusting

OFFICERS
Charles vK. Carlson
President and Chief Executive Officer

Michael J. Fusting
Sr. Vice President and
Chief Financial Officer

Elizabeth Agresta Swam
Chief Compliance Officer,
Secretary, Treasurer
and AML Officer

INVESTMENT ADVISER
Corbyn Investment Management, Inc.
2330 West Joppa Road, Suite 108
Lutherville, MD 21093-7207

ADMINISTRATOR, FUND ACCOUNTANT AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

DISTRIBUTOR
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, WI 53212

LEGAL COUNSEL
K&L Gates LLP
State Street Financial Center
One Lincoln Street
Boston, MA 02111

Symbol – GRSPX
CUSIP – 395724107

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable for Semi-Annual Reports.

Item 3. Audit Committee Financial Expert.

Not applicable for Semi-Annual Reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for Semi-Annual Reports.

The registrant is not a foreign issuer.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s [President/Principal Executive Officer] and [Treasurer/Principal Financial Officer] have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d 15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable for Semi-Annual Reports.

(2) A separate certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), exactly as set forth below:  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act (17 CFR 270.23 C-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. Provide the information called for by Item 4 of Form 8-K under the Exchange Act (17 CFR 249.308). Unless otherwise specified by Item 4, or related to and necessary for a complete understanding of information not previously disclosed, the information should relate to events occurring during the reporting period.  Not Applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Greenspring Fund, Incorporated

By (Signature and Title)*    /s/Charles vK. Carlson
Charles vK. Carlson, Chief Executive Officer

Date 8/23/2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/Charles vK. Carlson
Charles vK. Carlson, Chief Executive Officer

Date 8/23/2022

By (Signature and Title)*    /s/Michael J. Fusting
Michael J. Fusting, Chief Financial Officer

Date 8/23/2022

* Print the name and title of each signing officer under his or her signature.